                      STANDARD TRIPLE NET INDUSTRIAL LEASE

                                     BETWEEN
                         PACTEL PROPERTIES, AS Landlord

                                       AND
                         TELCO SYSTEMS, INC., as Tenant

                                       FOR

                             NORTHPORT Business Park

                                      DATED

                                   3 MAY 1990

                                   SCHEDULE A

                             BASIC LEASE INFORMATION

 PARAGRAPH
 REFERENCE

 Preamble    LANDLORD:                         PacTel Properties, a California
                                                 corporation
 Preamble    TENANT:                           Telco Systems, Inc., a
                                                ___________ corporation

   1.3       BUILDING:                         Building known as Building 10
                                                 located at the corner of
                                                 Cushing Parkway and Northport
                                                 Loop East within the project
                                                 commonly known as Northport
                                                 Business Park, Fremont,
                                                California, as shown on the
                                                 site plan attached as Exhibit
                                                A.

   1.4; 2.1  PREMISES:                          The Building.

   1.5       NET RENTABLE AREA
             OF PREMISES;                      approximately 62,261 rentable
                                                square feet

   1.6       TENANT'S PERCENTAGE
             SHARE:                            100%

   1.7       ESTIMATED OPERATING
             EXPENSES for calendar 1990:       $1,500

             ESTIMATED REAL PROPERTY
             TAX for calendar 1990:            $63,000

   3.1       TERM:                             5 years

   3.1       ESTIMATED                         August 1, 1990
             COMMENCEMENT DATE:

   3.1       ESTIMATED
             EXPIRATION DATE:                  July 30, 1995

   4.1       BASE MONTHLY RENT:

                    Month of Term              monthly Base Rent
                    -------------              -----------------
                    1 through 5                   Free
                    6 through 36                  $46,073 ($.74
                                                  per rentable
                                                  sq.ft.)

                    37 through 60                 $49,186 ($.79
                                                  per rentable
                                                  sq.ft.)

   20        SECURITY DEPOSIT:                 S 49,186

   5. 1      PERMITTED USE:                    general office, research and
                                               development and light assembly
   5.2       CC&R's:

                                               Estate

   22        LANDLORD'S ADDRESS                PacTel Properties
             FOR NOTICES:                      111 Pine Street
                                               Suite 1700
                                               San Francisco, CA 94111
                                               Attn: Asset Manager

                                               with a copy to:
                                               Jane Greenwald, Esq.
                                               PacTel Corporation
                                               Legal Department
                                               130 Kearny Street
                                               Suite 2759
                                               San Francisco, CA 94108

   22        TENANT'S ADDRESS
             FOR NOTICES:
                          prior to occupancy:
                                               --------------------------------

                                               --------------------------------

                                               --------------------------------

                          after occupancy:
                                               to the Premises
   24        PARKING:                          242 spaces

   45        OPTION:                           one 5-year option at 95% of
                                               fair market rent

                               Table of Contents

                                                           Page
                                                           ----

  1.  Definitions .........................................
  2.  Premises ............................................
  3.  Term 3.1 Term. ......................................
      3.1   Term ..........................................
      3.2   Delay in Commencement .........................
      3.3   Early Possession ..............................
  4.  Rent ................................................
      4.1 Base Rent .......................................
      4.2   Additional Rent ...............................
      4.3   Operating Expenses ............................
  5.  Use .................................................
      5.1 Use .............................................
      5.2   Compliance with Law ...........................
      5.3   Condition of Premises .........................
      5.4   Hazardous Substances ..........................
  6.  Maintenance, Repairs and Alterations ................
      6.1   Landlord's obligations ........................
      6.2   Tenant's Obligations ..........................
      6.3   Alterations ...................................
  7.  Indemnity; Insurance ................................
      7.1   Indemnity .....................................
      7.2   Tenant's Insurance ............................
      7.3   Landlord's Insurance ..........................
      7.4   Payment of Premiums ...........................
      7.5   Waiver of Subrogation .........................
  8.  Damage or Destruction ...............................
      8.1   Definitions ...................................
      8.2   Partial Damage - Insured Loss .................
      8.3   Partial Damage - Uninsured Loss ...............
      8.4   Total Destruction .............................
      8.5   Damage Neat End of Term .......................
      8.6   Abatement of Rent: Tenant's ...................
              Remedies ....................................
      8.7   Termination - Advance Payments ................
      8.8   Waiver ........................................
  9.  Real Property Taxes .................................
      9.1   Payment of Tax ................................
      9.2   Additional Improvements .......................
      9.3   Definition of Real Property Tax ...............
      9.4   Personal Property Taxes .......................
  10. Utilities ...........................................
  11. Assignment and Subletting ...........................
      11.1  Landlord's Consent Required ...................
      11.2  Tenant Affiliate ..............................
      11.3  No Release of Tenant ..........................
      11.4  Notice of Assignment or .......................
              Subletting ..................................
      11.5  Condition to Landlord's .......................
              Consent .....................................
      11.6  Landlord's Expenses ...........................
  12. Defaults; Remedies ..................................
      12.1  Defaults ......................................
      12.2  Remedies ......................................
      12.3  Default by Landlord ...........................
      12.4  Late Charges ..................................
      12.5  Landlord's Right to ...........................
              Cure Defaults ...............................
  13. Condemnation ........................................
  14. Real Estate Brokers .................................
  15. Estoppel Certificate ................................
  16. Landlord's Liability ................................
  17. Severability ........................................
  18. Interest on Past-due Obligations ....................
  19. Time of Essence .....................................
  20. Security Deposit ....................................
  21. Incorporation of Prior Agreements; ..................
        Amendments ........................................

                                       4


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  22. Notices .............................................
  23. Waivers ..............................................
  24. Parking ..............................................
  25. Holding Over .........................................
  26. Cumulative Remedies ..................................
  27. Convenants and Conditions ............................
  28. Binding Effect; Choice of Law ........................
  29. Subordination ........................................
  30. Attornment ...........................................
  31. Landlord's Access ....................................
  32. Signs ................................................
  33. merger ...............................................
  34. No Light, Air or View Easement .......................
  35. Guarantor; Co-Tenants ................................
  36. Quiet Possession .....................................
  37. Landlord's Rules and Regulations .....................
  38. Security Measures ....................................
  39. Landlord's Reservation of Rights .....................
      41.1 Easements .......................................
      41.2 Building Rights .................................
  40. Authority ............................................
  41. Conflict .............................................
  42. Attorneys' Fees ......................................
  43. Exhibits .............................................
  44. Lender Provisions ....................................
  45. Extension Option .....................................
  46. Options ..............................................

   EXHIBITS
   --------

   A    Site Plan

   B    Premises

   C    Form of Estoppel Certificate

   D    Initial Improvements of Premises

   E    Rules and Regulations for Tenant Contractors

   F    Plans and Specifications

   G    Pension Plans

     THIS LEASE, dated as of _______________ 1990, is made by and between PacTel Properties, a California corporation (herein called "Landlord') and Telco Systems, Inc., a _____________ (herein called "Tenant").

1. Definitions.
   -----------

     1.1 BASE MONTHLY RENT: the amount specified on Schedule A which Tenant is to pay each amount pursuant to Paragraph 4.1 and subject to adjustment as provided on Schedule A.

     1.2 COMMENCEMENT DATE: the date on which the term of this Lease is to begin, which shall be the date specified in Schedule A, subject to adjustment pursuant to Paragraphs 3.2 and 3.3.

     1.3  BUILDING: the building indicated on Schedule A.

     1.4  PREMISES: the Building and the land on which it is located.

     1.5 NET RENTABLE AREA OF PREMISES: that area comprising the Premises which is hereby stipulated for all purposes to contain the square footage indicated on Schedule A.

     1.6 TENANT'S PERCENTAGE SHARE: The percentage indicated on Schedule A. Such Tenant's Percentage Share is derived by dividing the Net Rentable Area of the Premises by the total rentable area of the Building. Landlord reserves the right in the future to readjust Tenant's Percentage Share to reflect the addition or removal of buildings or improvements to the total space on which expenses passed through to Tenant will be calculated. Any adjustments will be made on a reasonable basis and so as not to prejudice Tenant.

     1.7  The following terms shall have the meanings specified where indicated:

     a.   ADDITIONAL RENT: Paragraph 4.2

     b.   ALTERATIONS: Paragraph 6.3

     C.   (Intentionally deleted)

     d.   EXPIRATION DATE: Paragraph 3.1

     e.   INITIAL IMPROVEMENTS: Paragraph 6.1(b), Exhibit C

     f.   INSURED LOSS: Paragraph 8.1(c)

     g. OPERATING EXPENSES: Paragraph 4.3(a). An estimate of Operating Expenses (other than any Real Property Tax) for the year in which this Lease commences is set forth in Schedule A.

     h. PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE: Paragraph 8.1(a)

     i.   PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION:
          Paragraph 8.1(b)

     j. REAL PROPERTY TAX: Paragraph 9.1. An estimate of the Real Property Tax for the year in which this Lease commences is set forth in Schedule A.

     k.   UTILITY INSTALLATIONS; Paragraph 6.3

2. PREMISES. Landlord hereby leases to Tenant and Tenant leases from Landlord the Premises on the terms and conditions set forth herein.

3. TERM.

     3.1 TERM. This Lease shall be for the Term specified on Schedule A, commencing on the Estimated Commencement Date specified on such Schedule A, or, if later, the date upon which the initial Improvements to be installed by Landlord are substantially completed and the Premises ready for occupancy or use and expiring on the Estimated Expiration Date specified on such Schedule A (or such later date as may result from a delayed Commencement Date), unless sooner terminated pursuant to any provision hereof. The Initial Improvements shall be deemed, to be substantially complete upon the earliest to occur of the following: (a) the date on which all improvements to be constructed by Landlord have been completed except for punch list items which do not prevent Tenant from using the Premises for their intended use, (b) the date of issuance of a temporary certificate of occupancy for the Premises, or (c) the date Tenant opens for business in the Premises. The parties shall, after the Lease Commencement Date has occurred, execute an instrument specifying the actual Lease Commencement Date and Expiration Date.

     3.2 DELAY IN POSSESSION. Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord .shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder :but in such case, Tenant shall not be obligated to pay rent until possession of the Premises is tendered to Tenant and the Expiration Date shall be automatically extended; provided, however, that if Landlord shall not have delivered possession of the Premises within 60 days from said Commencement Date, Tenant may, at Tenant's option, by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided that such 60-day period shall be subject to extension for any delays (i) caused by Tenant requests for changes in Landlord's construction, if any, or due to fault or neglect of Tenant or Tenant's agents or contractors, or (ii) due to acts of God, strikes, fires, weather, casualty, war, acts of governmental bodies, inability to obtain labor or materials or other causes:beyond Landlord's reasonable control.

     3.3 EARLY POSSESSION. If Tenant occupies the Premises prior to said Commencement Date,. such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the Expiration Date, and Tenant shall pay rent for such period at the initial Base Monthly Rent set forth in Schedule A for the period following any free rent period.

4. Rent.
   ----

     4.1 BASE RENT. Tenant shall pay to Landlord as Base Monthly Rent for the Premises, the amount specified on Schedule A. Rent shall be payable in advance, on the first day of each month of the term hereof. Rent for any period during the term hereof which is for less than one month shall be a pro rate portion of the monthly installment. Rent shall be payable in lawful money of the United States to Landlord without deduction, offset, prior notice or demand at the address stated herein or to such other persons or at. such other places as Landlord may designate in writing.

     4.2 ADDITIONAL RENT. As rent for the Premises in addition to the Base Monthly Rent, Tenant shall pay to Landlord, in the amounts and at the times provided, all of the other charges and payments provided for in this Lease ("Additional Rent"), such as (but not limited to) Operating Expenses, late charges, and interest ("Additional Rent") . Unless otherwise specified herein, all payments of Additional Rent shall be payable in full on the date that the next installment of Base Monthly Rent is payable.

        4.3   OPERATING EXPENSES

     (a) Tenant shall pay to Landlord as Additional Rent Tenant's Percentage Share (as specified on Schedule A) of all Operating Expenses as hereinafter defined during each calendar year or part thereof during the term of this Lease, in accordance with the following provisions. "Operating Expenses" shall mean the total cost and expenses paid or incurred by Landlord in the exercise of its discretion in connection with the management, operation, maintenance and repair of the Building, and other costs of the project as allocated to the Building by Landlord in its reasonable good faith determination. Such operating Expenses shall include, without limitation, (1) the cost of air conditioning, electricity, beating, mechanical, ventilating systems and all other utilities, (to the extent not separately charged or metered to Tenant) and the cost of supplies and equipment and maintenance and service contracts in connection therewith (to the extent the HVAC systems in the Premises are not maintained by Tenant at Tenant's sole cost); (ii) all costs, charges and fees associated with all water and sewer service supplied but not separately metered to Tenant and all costs of any other utility not separately assessed to Tenant; (iii) the cost of assessments and other charges for which Landlord is obligated to the Northport Business Park Owners' Association as owner of the Premises; (iv) the cost of repairs (including, without limitation, roof repairs and maintenance and repair of the structural components of the Building), general maintenance, plumbing service, and fire protection systems; (v) the cost of fire, extended coverage, boiler, sprinkler, public liability, property damage, rent, earthquake, and other insurance paid by Landlord; (vi) fees, charges and other costs, including management fees, consulting fees, legal fees and accounting fees, of all independent contractors engaged by Landlord or reasonably charged by Landlord if Landlord performs management services in connection with the Building or project provided, however.. that if Landlord performs such management services Landlord's management fee shall not exceed 3% of gross revenues from the Building ; (vii) license, permit and inspection fees; (viii) all costs and expenses of contesting by appropriate legal proceedings any matter concerning operating or managing the Building; ( ix) all costs associated with the operation, management, maintenance and repair of the common areas, including landscaping and gardening, signs, maintenance, repairs, resurfacing, repaving, painting, refinishing, lighting, cleaning, storm drainage and sanitary sewer systems, refuse removal, snow, ice and ash removal; (x) the cost of any capital improvements made to the Building or project after completion of its construction as a labor-saving device or to effect other economies in the operation or maintenance of the Building or project, or made to the Building or project after the date of this Lease, that are required under any governmental law or regulation that was not applicable to the Building or project at the time that permits for the construction thereof were obtained, such cost to be amortized over such reasonable period as Landlord shall determine, together with interest on the unamortized balance a t the rate of ten percent (10%) per annum or such higher rate as may have been-paid by Landlord on funds borrowed for the purpose of constructing such capital improvements; (XI) the cost of all Real Property Tax paid by Landlord pursuant to Paragraph 9; and (XI) any other expense of any other kind whatsoever reasonably incurred in managing, operating, maintaining and repairing the Building or project. The determination of operating Expenses and their allocation shall be in accordance with generally accepted accounting principles applied on a consistent basis. The specific examples of operating Expenses stated in this Paragraph are in no way intended to and shall not limit the costs comprising operating Expenses, nor shall such examples be deemed to obligate Landlord to incur such costs or to provide such services or to take such actions except as Landlord may be expressly required in other portions of this Lease, or except as Landlord, in its sole discretion, may elect.

     (b) Tenant shall pay to Landlord as Additional Rent during each calendar year or part thereof during the calendar year on or before the first day of each calendar month, in advance, in an amount estimated by Landlord and billed by Landlord to Tenant; provided that Landlord shall have the right initially to determine monthly estimates and to revise such estimates from time to time. With reasonable promptness after the expiration of each calendar year Landlord shall furnish Tenant with a statement (herein called "Landlord's Expense Statement"), setting forth in reasonable detail the Operating Expenses for such calendar year and Tenant's Percentage Share, if any, of such Operating Expenses. If the actual Operating Expenses for the Building for such calendar year exceed the estimated operating Expenses paid by Tenant for such calendar year, Tenant shall pay to Landlord the difference between the amount paid by Tenant land the actual Operating Expenses within fifteen (15) days after the receipt of Landlord's Expense Statement, and if the total amount paid by Tenant for any such calendar year shall exceed the actual Operating Expenses for such calendar year, such excess shall be credited against the next installment of the estimated increased Operating Expenses due from Tenant to Landlord hereunder.

     (c) As an alternative to the provisions of (b) above, Landlord may change the method of Tenant's payment of Operating Expenses at any time and from time to time to require Tenant to pay Operating Expenses actually incurred or paid by Landlord but not previously billed to Tenant as invoiced by Landlord. Such invoices shall be payable by Tenant within 10 days of receipt of Landlord's invoice, but not more often than once each calendar month.

     (d) If the expiration date fixed for this Lease shall occur on a date other than the end of a calendar year, Tenant's Percentage Share of Operating Expenses for the calendar year in which the expiration date falls shall be prorated on an annual basis; provided, however, Landlord may, at its option, pending the determination of the amount of Operating Expenses for such partial calendar year, furnish Tenant with statements of estimated excess Operating Expenses, and Tenant's Percentage Share thereof for such partial calendar year. Within fifteen
(15) days after receipt of such estimated statement, Tenant shall remit to Landlord, as Additional Rent, the amount of Tenant's Percentage Share of such increase in Operating Expenses. After such Operating Expenses have been finally determined and Landlord's Expense Statement furnished to Tenant pursuant to this Paragraph, if there has been an underpayment of Tenant's Percentage Share of Operating Expenses, Tenant shall remit the amount of such underpayment to Landlord within fifteen (15) days of receipt of such statements, and if there has been an overpayment, Landlord shall remit the amount of any such overpayment to Tenant within fifteen (15) days of the issuance of such statement.

5. Use.
   ---

     5.1 USE. The Premises shall be used and occupied only for the permitted use stated on Schedule A and for related purposes.

     5.2 Compliance with Law and Restrictions.
         ------------------------------------

          (a) Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, easements, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Tenant of the Premises, including the Covenants, Conditions and Restrictions specified on Schedule A, a copy of which Tenant acknowledges having received and read. Tenant shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or result in any increase in any insurance premiums payable on insurance carried on the Premises, or, if there shall be more than one tenant in the Building containing the Premises, shall tend to disturb such other tenants. Tenant shall not cause, maintain or permit any outside storage on or about the Premises. Tenant shall

     5.3 Condition of Premises.
         ---------------------

          (a) Landlord shall deliver the Premises to Tenant clean and free of debris on the Lease Commencement Date (unless Tenant is already in possession). Except as otherwise provided in this Lease, Tenant shall be deemed to have accepted the Premises in their "as is" condition existing as of the Lease Commencement Date or the date Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor any real estate broker or other agent of Landlord has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant's business.

          (b) Landlord shall have no obligation to construct or install in the Premises any improvements, fixtures or equipment whatsoever, except to the extent otherwise provided in Exhibit C attached hereto, if any. By taking possession of the Premises, Tenant is deemed to have accepted Initial improvements to be constructed by Landlord (if any) as being completed in accordance with the plans and specifications for such improvements, subject only to completion of items on Landlord's punch list.

     5.4. HAZARDOUS SUBSTANCES. Except in strict compliance with all government approvals, applicable Laws and regulations pertaining to Hazardous materials (as defined below), and in accordance with the additional provisions of this Paragraph 5.4, Tenant shall not cause or permit the presence, use, handling, generation, emission, release, discharge, storage or disposal of any Hazardous Materials on, under, in or about the Premises; and shall not cause or permit the transportation of any Hazardous Materials to or from the Premises. Tenant shall indemnify, protect, defend, and hold harmless Landlord from and against all liability, and foreseeable consequential damages, penalties, expenses and costs of any required or necessary remediation, repair, removal, cleanup or detoxification, of the Premises and surrounding properties, and from and against the preparation of any cleanup, remediation, closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, to the full extent that the same is attributable to the presence, use, handling, generation, emission, release, discharge, storage or disposal of Hazardous Materials by Tenant, its agents, employees, or contractors. Neither the written consent by Landlord to the handling, use, presence, generation, emission, release, discharge, storage, or disposal of Hazardous materials nor the strict compliance by Tenant with all Laws and government approvals pertaining to Hazardous Materials shall excuse Tenant from Tenant's obligations of indemnification pursuant to this Paragraph. Tenant shall at all times notify Landlord of any Hazardous materials present, used, generated, handled, emitted, released, discharged, stored or disposed of on or from the Premises. Notwithstanding the foregoing, notice shall not be required for Hazardous materials present on the Premises in reasonable quantities which are commonly used in business offices including, but not limited to, cleaning materials, correcting fluids, and toner used in photocopy machines, provided such Hazardous Materials are used and disposed of in accordance with law. Tenant shall also observe any additional requirements imposed by Landlord from time to time in the presence, use, handling, generation, emission, release, discharge, storage or disposal of Hazardous Materials, and shall institute operating procedures designed to handle Hazardous Materials consistent with prudent industry practice. Landlord shall have the right to inspect the Premises on 24-hours' prior notice for compliance with the provisions of this Paragraph. If Landlord in its with the provisions of this Paragraph. If Landlord insists reasonable judgment decides that the manner or extent'-of Tenant's activities Involving. Hazardous Materials so require or that Tenant is violating its obligations under this Paragraph in its handling of Hazardous Materials, Landlord may hire an independent expert to develop a Hazardous Materials program for Tenant and monitor Tenant's compliance therewith. Tenant shall reimburse, Landlord for the cost of such independent consultant promptly upon demand.

     The term "Hazardous Materials" shall mean any toxic substance, hazardous substance, hazardous material, or hazardous waste, pollutant or contaminant which is or becomes regulated by any local governmental authority, the State of California, or the United States government, including, but not limited to, any material: or substance which is (1) defined as a "hazardous waste", "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140 of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25316 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter -Presley-Tanner Hazardous Substance Account Act), (iii) listed as a chemical known to cause cancer or reproductive toxicity pusuant to Section 25249.8 of the California Health and Safety Code, Division 20 Chapter 6.6 (Safe Drinking Water and Toxic Enforcement Act), (iv) designated as a "hazardous substance" pursuant to Section 6380 of the California Labor Code, Division 5, Chapter 2.5 (Hazardous Substances information and Training Act); (v) defined as a "hazardous waste" pursuant to Section 1104 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903) or (vi) defined as a "hazardous substance" pursuant to
Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601).

6. Maintenance, Repairs and Alterations.
   ------------------------------------

     6.1 Landlord's Obligations.
         ----------------------

          (a) subject to the provisions of Paragraphs 5, 6.2 and 8 and except for damage caused by any negligent or intentional act or omission of Tenant, Tenant's agents, employees, or invitees in which event Tenant shall repair the damage, Landlord, at Landlord's expense, shall keep in good order, condition and repair (1) the gross structural components of the Premises and the Building, namely the foundations, subflooring, exterior walls, bearing walls, and structural roof components; (ii) the common areas, including landscaping, driveways, parking lots, fences and signs located on the Building site and all sidewalks and parkways adjacent to the Building, and (iii) Building systems and utility installations, to the outlets; the expenses of which shall be recovered from Tenant for Tenant's Percentage Share as specified on Schedule A in accordance with Paragraph 4.3. Landlord shall have no obligation to make repairs under this Paragraph 6.1 until a reasonable time after receipt of written notice of the need for such repairs, but shall make diligent efforts to commence such repairs within 3O days of receipt of such notice. Their shall be no abatement of rent or liability of Landlord on account of any injury or interference with Tenant's business with respect to any improvements, alterations or repairs made by Landlord to any part of the Building or the Premises. Tenant expressly waives the benefit of any statute now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

and 8, Tenant, at Tenant's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Tenant) including, without limiting the generality of the foregoing, any and all telephone and telecommunications wiring and equipment, fixtures, interior walls, and interior surface of exterior walls, roof surface, ceilings, windows, doors, plate glass, showcases, skylights and entrances located within the Premises, and the electrical, plumbing, lighting, heating and air conditioning systems (unless Landlord has elected to keep and maintain the HVAC systems pursuant to Paragraph 6.1). Tenant shall enter into a service contract to maintain such HVAC systems and shall deliver to Landlord, every six months during the Lease Term, a certificate of maintenance or its equivalent, signed by a licensed HVAC repair and maintenance contractor and stating that the heating and air conditioning systems servicing the Premises have been inspected, serviced and are in good order, condition and repair.

          (b) If Tenant fails to perform Tenant's obligations under this Paragraph 6.2 or under any other Paragraph of this Lease, Landlord may, at Landlord's option, enter upon the Premises after ten (10) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required), to perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as Additional Rent to Landlord together with Tenant's next rental installment.

          (c) On the Expiration Date of the term hereof, or on any earlier termination, Tenant shall surrender the Premises to Landlord in the same condition as received, clean and free of debris, ordinary wear and tear excepted. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been avoided by good maintenance practices by Tenant. Tenant shall repair any damage to the Premises, occasioned by the installation or removal of its trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary stated in this Lease, Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, heating and air conditioning systems, window coverings, wall coverings, carpets, panelling, ceilings, and plumbing on the Premises in good order and operating condition.

     6.3 Alterations.
         -----------

          (a) Tenant shall not, without Landlord's prior written consent, make any Alterations or Utility Installations or repairs in, on or about the Premises or attach any fixtures or equipment thereto, except for interior decorative and nonstructural Alterations not exceeding $10,000 annually during the term of this Lease. As used in this Paragraph 6.3, the term "Alterations" shall mean any alterations, additions, improvements, construction, maintenance, repair, replacement, installation, removal or decoration undertaken by Tenant in connection with the Premises. The term "Utility Installations" shall mean carpeting, window and wall coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and telephone and telecommunications wiring and equipment and any other system. Landlord may require that Tenant remove any or all of said Alterations or Utility Installations at the expiration of the term, and restore the Premises to their prior condition provided that Landlord has notified Tenant that removal of such Alterations or Utility installations will be required at the time Landlord approves the specific plans therefor. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times against any liability for mechanics' and materialmen's liens and to insure completion of the work. Should Tenant make any Alterations or Utility Installations without the prior approval of Landlord, Landlord may require that Tenant remove any and all of the same.

          (b) Any Alterations or Utility Installations in, on or about the Premises that Tenant shall desire to make and which requires the consent of the Landlord shall be presented to Landlord in written form, with complete plans and specifications. If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Landlord prior to the commencement of the work and the compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. The contractor or person selected by Tenant to make such Alterations or Utility Installations must be approved in writing by Landlord prior to commencement of any work and such contractor or person shall at all times be subject to Landlord's control while in the Building and shall comply with Landlord's Rules and Regulations for Tenant Contractors, the current version of which is attached hereto as Exhibit
E. Tenant shall also require its contractor to maintain insurance in amounts and in such form as Landlord may reasonably require and naming Landlord as an additional insured. Any Alterations or Utility Installations shall be completed in substantial accordance with the plans and specifications approved by Landlord, shall be carried out in a good, workmanlike and prompt manner, shall be of good and sufficient quality and materials, shall comply with all applicable laws and shall be subject to reasonable supervision by Landlord or its authorized representatives. Without Landlord's prior written consent, which shall not be unreasonably withheld, Tenant shall not use any portion of the common areas in connection with the making of any Alterations or Utility Installations.

          (c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than fifteen (15) days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien, claim or demand indemnifying Tenant against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's reasonable outside counsel attorneys' fees and costs in participating in such action if Landlord shall decide it is to its best interest to do so.

          (d) Unless Landlord requires their removal, as set forth in Paragraph 6.3(a), all Alterations and Utility Installations (whether or not they constitute trade fixtures of Tenant), which may be made on the Premises, including but not limited to the floor coverings, panelings, doors, drapes, built-ins, moldings, soundproofing and lighting and telephone or communications systems, conduit, wiring and outlets, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 6.3(d), Tenant's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall subject to the provisions of Paragraph 6.2(a).

          (e) Tenant shall provide Landlord with as-built plans and specifications for any Alterations or Utility Installations.

     7. Indemnity; Insurance.
        --------------------

     7.1 INDEMNITY. Tenant shall indemnify and hold harmless Landlord from and against any and all claims arising from Tenant's use or occupancy of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in, on or about the Premises other than claims arising solely by reason of negligence or wilful acts of Landlord, its agent, employees or contractors, and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from the negligent or intentional acts or omissions of the Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in the case of any action or proceeding brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of injury to Tenant's business, loss of income, damage to property or injury to persons, in, on or about the Premises arising from any cause other than Hazardous Materials existing in the soil on the Premises prior to the date hereof and Tenant hereby waives all claims ,in respect thereof against Landlord.

     7.2 TENANT'S INSURANCE. During the term of this Lease, Tenant shall at Tenant's expense, obtain and keep in force the following policies of insurance:

          (a) Comprehensive General Liability Insurance protecting Tenant against any liability for injury or death to any person or persons or damage to property arising out of Tenant's exclusive use, occupancy or maintenance of the Premises. The limits of such liability insurance shall not be less than Two million Dollars ($2,000,000.00) combined single limit per occurrence, such limit to be increased upon Landlord's request whenever Landlord determines that such an increase is required adequately to protect Landlord from the matters insured against.

          (b) All-Risk Property Insurance covering loss or damage to Tenant's fixtures, equipment or tenant improvements.

All insurance required under this Paragraph 7.2 shall be written on an occurrence basis and be (i) issued by such good and responsible companies qualified to do and doing business in the state where the Premises are located as may be approved by Landlord, which approval shall not be unreasonably withheld, and (ii) name Landlord as a named additional insured by an additional insured endorsement. Tenant shall deliver to Landlord certificates evidencing the existence and amounts of insurance required above and, if requested by Landlord, copies of the insurance policies. No such policy shall be cancellable or subject to reduction of coverage except upon thirty (30) days' written notice to Landlord. Tenant shall, within thirty (30) days of expiration of such policies, furnish Landlord with certificates of renewal or "binders" therefor.

     7.3 LANDLORD'S INSURANCE. Landlord shall, at Tenant's expense, obtain and keep in force during the term of this Lease the following insurance:

covering bodily injury and property damage liabilities arising out of the Landlord's ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto in an amount not less than Two Million Dollars ($2,000,000.00) combined single limit per occurrence.

          (b) Property Insurance covering loss or damage to the Building, but not Tenant's fixtures, equipment or tenant improvements in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification "all risk", as such term is used in the insurance industry, including vandalism and malicious mischief, but excluding flood or earthquake coverage unless required by a lender having a lien on the Premises. In addition, Landlord may obtain and keep in force during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Landlord, which insurance shall also cover all real estate taxes and insurance costs for said period..

          (c) Such other insurance (including flood or earthquake coverage) as Landlord deems necessary and prudent.

Notwithstanding the foregoing, Landlord may at any time and from time to time as an alternative to maintaining the insurance required in this Paragraph 7.3 itself, require Tenant to maintain the policies of insurance specified under (b) and (c) above in accordance with the requirements of Paragraph 7.2.

     7.4 PAYMENT OF PREMIUM. Tenant shall pay to Landlord during the term hereof, as Additional Rent, Tenant's Percentage Share of the amount of premiums for the insurance required under Paragraph 7.3, in accordance with Paragraph 4.3.

     7.5 WAIVER OF SUBROGATION. Landlord and Tenant each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to risks insured against under all policies of fire and extended coverage, public liability, workers' compensation and other insurance now or hereafter existing during the term hereof and covering any portion of the Premises or any operations therein, regardless of cause, including negligence of the other party, its agents, employees and contractors. Landlord and Tenant shall, upon obtaining the policies of insurance required hereunder advise each insurance carrier that the foregoing mutual waiver of subrogation is contained herein, and each party covenants that no insurer shall hold any right of subrogation against such other party.

8. Damage or Destruction.
   ---------------------

     8.1 Definitions.
         -----------

          (a) "Premises Partial Damage' shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Premises immediately prior to such damage or destruction. 'Premises Building Partial Damage" shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of such Building as a whole immediately prior to such damage or destruction.

          (b) "Premises Total Destruction' shall herein mean damage or destruction to the Premises to the extent that the cost of repair is fifty percent (SO%) or-more of the fair market value of the Premises immediately prior to such damage or destruction. "Premises Building Total Destruction" shall herein mean damage or destruction to the Building of which the Premises are a part to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of

          (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in Paragraph 7.3(b).

     8.2 PARTIAL DAMAGE - INSURED LOSS. Subject to the provisions or Paragraphs 8.4, 8.5 and 8.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Landlord shall, at Landlord's sole cost, repair such damage to the Building, and Tenant, at Tenant's sole cost, shall repair and restore Tenant's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

     8.3 PARTIAL DAMAQE - UNINSURED LOSS. Subject to the provisions of Paragraphs 8.4, 8.5, and 8.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), Landlord may, at Landlord's option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect with rent abatement during such repair period, or (ii) give written notice to Tenant within sixty (60) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event this Lease does not terminate, Landlord shall repair and restore all portions of the Building and the Promises excluding Tenant's fixtures, equipment and Tenant improvements, which Tenant shall repair and restore at Tenant's sole cost. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten (10) days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord, in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repair as soon as reasonably possible. If Tenant does not give such notice within such ten (10) day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     8.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an Insured Loss (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, Landlord may, at Landlord's option, either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect with rent abatement during such repair period, or (ii) give written notice to Tenant within sixty (60) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event this Lease does not terminate, Landlord shall repair and restore all portions of the Building and the Premises excluding Tenant's fixtures, equipment and Tenant improvements, which Tenant shall repair and restore at Tenant's sole cost.

     8. 5 Damage Near End of Term.
          -----------------------

          (a) If at any time during the last six (6) months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Landlord may., at Landlord's option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of the date of occurrence of such damage.

          (b) Notwithstanding Paragraph 8.5(a), in the event that Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six (6) months of the term of this Lease. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord's option, terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to contrary.

     8.6 Abatement of Rent; Tenant's Remedies.
         ------------------------------------

          (a) In the event of damage described in Paragraphs 8.2 or 8.3, and Landlord or Tenant repairs or restores the Premises pursuant to the provisions of this Paragraph 8, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the area of the Premises unusable during such period. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of such damage, destruction, repair or restoration.

          (b) If Landlord shall be obligated to repair or restore the Premises under the provisions of this Paragraph 8 and shall not commence preparations for such repair or restoration within ninety (90) days after such obligations shall accrue, Tenant may, at Tenant's option, cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement of such repair or restoration. in such event this Lease shall terminate as of the date of such notice.

     8.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 8, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's security deposit as has not theretofore been applied by Landlord.

     8.8 WAIVER. Landlord and Tenant waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

9. Real Property Taxes.
   -------------------

     9.1 PAYMENT OF TAX. Landlord shall pay the Real Property Tax, as defined in Paragraph 9.3, applicable to the Building and the land upon which it is located; provided, however, that Tenant shall pay, as an item of operating Expenses Tenant's Percentage Share of such Real Property Tax, in the manner provided for Operating Expenses in Paragraph 4.3, or, at Landlord's election, within thirty
(30) days after receipt of Landlord's written statement setting forth the amount of such pro rata share. If the term of this Lease shall not expire concurrently with the expiration of the tax fiscal year, Tenant's liability for taxes for the last partial lease year shall be prorated on an annual basis.

     9.2 ADDITIONAL IMPROVEMENTS. Notwithstanding Paragraph 9.1 hereof , Tenant shall pay to Landlord within thirty (30) days of receipt of Landlord's demand therefor the entirety of any increase in Real Property Tax if assessed solely by

Tenant or at Tenant's request.

     9.3 DEFINITION OF REAL PROPERTY TAX. As used herein, the term "Real Property Tax" shall include (to the extent any of the following are not paid by Tenant pursuant to Paragraphs 9.2 and 9.5) any form of real estate tax or assessment, general, special, ordinary or extraordinary, any service payments in lieu of taxes, any personal property taxes, sales and/or use taxes, employee taxes, and any excises, license fee, commercial rental tax, gross receipts t ax, improvement bond or bonds, transit charges, housing fund assessments or other housing charges, parking facilities assessments o r other parking charges, environmental surcharges, levy or tax, foreseen or unforeseen (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Premises or in the real property of which the Premises are a part, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Premises. The term "Real Property Tax" shall also include any tax, fee, levy, assessment or charge
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of Real Property Tax, or (ii) the nature of which was hereinbefore included within the definition of Real Property Tax, or (iii) all other governmental, quasi-governmental or special district impositions of any kind, present or future, whether or not customary or within the contemplation of the parties hereto and regardless of whether resulting from increased rate and/or valuation, or (iv) which is imposed as a result of a transfer, either partial or total, of Landlord's interest in the Premises or which is added to a tax or charge herinbefore e fore included within the definition of Real Property Tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof, and any interest or penalty charged on account of any such Real Property Tax. Real Property Tax shall also include Landlord's cost of contesting by appropriate proceedings the amount or validity of any such taxes.

     9.4 Personal Property Taxes.
         -----------------------

          (a) Tenant shall pay, prior to delinquency, all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord.

          (b) If any of Tenant's said personal property shall be assessed with Tenant's real property, Tenant shall pay Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

     10. UTILITIES. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. Such services shall be separately metered to the Premises.

11. Assignment and Subletting.
    -------------------------

     11.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in this Lease or in the Premises, without Landlord's prior written consent, which shall not be unreasonably withheld. Any attempted assignment, transfer, mortgage, encumbrance or subletting

Landlord's option constitute a breach of this Lease that entitles Landlord to terminate this Lease. Tenant agrees that the instrument by which any assignment or subletting consented to by Landlord is accomplished shall be in a form satisfactory to Landlord and shall expressly provide that the assignee or subtenant will perform and observe all the agreements, covenants, conditions and provisions to be performed and observed by Tenant under this Lease as and when performance and observance is due and that Landlord will have the right to enforce such agreements, covenants, conditions and provisions directly against such assignee or subtenant. Any subtenant shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation of Tenant hereunder other than such obligations as are contrary to provisions contained in a subleas e to which Landlord has expressly consented in writing . For purposes hereof, in the event Tenant is a partner ship, a withdrawal or change of partners owning more than twenty-five percent (25%) of the general partnership interests in the partnership, or, if Tenant is a corporation, any transfertra of more than twenty-five percent (25%) of its voting stock shall constitute a voluntary assignment of this Lease.

     11.2 TENANT AFFILIATE. Notwithstanding the provisions of Paragraph 11.1 hereof, Tenant may assign or sublet the Premises, or any portion thereof , without Landlord's consent, to any corporation which wholly controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Tenant under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease.

     11.3 NO RELEASE OF TENANT. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder, whether accruing before or after such subletting or assignment, except as provided in Paragraph 11.6 below. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against said assignee. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant without notifying Tenant or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

     11.4 NOTICE OF ASSIGNMENT OR SUBLETTING. Before entering into any assignment of this Lease or into a sublease of all or a part of the Premises, Tenant shall give written notice to Landlord (a) identifying the intended assignee or subtenant by name and address, (b) describing the nature of the pro posed business to be carried on in the Premises, (c) specifying the terms of the intended assignment or sublease, and (d) providing such financial and other business information as Landlord may reasonably request concerning the propose assignee or subtenant (including, without limitation, a bank reference and financial statements for the two most recently completed fiscal years). Landlord shall respond to Tenant's request for consent within forty-five (45) clays of submission of all requested information. For a period of forty-five (45) days after such notice, accompanied by all supporting documents, is given, Landlord shall have the right by written notice to Tenant to terminate this Lease as of the date specified in such notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after such notice is given. If Landlord terminates this Lease, Landlord may, if it elects, enter into a new lease covering the Premises with the intended assignee or subtenant on such terms as Landlord and such person may agree, or enter into a hew lease covering the Premises with any other persons In such event Tenant shall not be entitled to any portion of profit, if any, which Landlord may realize on account of such termination and reletting. From and after the date of such termination of this Lease, Tenant shall have no further obligation to Landlord hereunder, except for matters occurring or obligations arising hereunder prior to the date of such termination.

     11.5 CONDITION TO LANDLORD'S CONSENT. As a condition to Landlord's consent to any assignment or subletting, Landlord shall be entitled to receive, in the case of a subletting, 50% of the rent (however denominated and paid) payable by the subtenant to Tenant in excess of that payable by Tenant to Landlord hereunder and, in the case of an assignment, all of the consideration given, directly or indirectly, by the assignee to Tenant in connection with such assignment, after Tenant has first recovered its unamortized costs of tenant improvements in the Premises (based upon a five year amoritization on period) and any direct costs incurred by it in such assignment or sublease such as brokerage commissions and tenant improvements made for the sublessee or assignee. For purposes of this Paragraph, the term "rent" shall mean all consideration paid or given, directly or indirectly, for the use of the Premises or any portion thereof. The term "consideration" shall mean and include money, services, property or any other thing of value such as payment of costs, cancellation of indebtedness, discounts, rebates and the like. The rent or other consideration which is to be passed through to Landlord by Tenant pursuant to this Paragraph shall be paid to Landlord promptly upon receipt by Tenant and shall be paid in cash, irrespective of the form in which received by Tenant from any subtenant or assignee. if any rent or other consideration received by Tenant from a subtenant or assignee is in a form other than cash, Tenant shall pay to Landlord in cash the fair value of such consideration.

     11.6 LANDLORD'S EXPENSES. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes t do, then Tenant shall pay Landlord's reasonable costs and expenses incurred in connection therewith, including, without limitation, attorneys' fees, and Landlord may condition its consent on the payment thereof.

12. Defaults; Remedies.
    ------------------

     12.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

          (a) The vacating or abandonment of the Premises by Tenant.

          (b) The failure by Tenant to make payment of Base Monthly Rent, Additional Rent, or any other payment required to be made by Tenant hereunder, as and when due.

          (c) The failure by Tenant to observe or perform any of the convenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in Subparagraph (b) or (f), where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said ten (10) day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Tenant of any general arrangement or assignment for the benefit of creditors; (ii) Tenant's becoming a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days);
(iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this lease, where such seizure is not discharged within thirty (30) days. in the event that any provision of this Paragraph 12.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

          (e) The discovery by Landlord that any financial statement given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant's obligations hereunder, and any of them, was materially false.

          (f) An assignment, subletting or other transfer or attempted transfer in violation of Paragraph 11.

     12.2 REMEDIES. in the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default or breach:

          (a) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession to the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Lanlord by reason of Tenant's default including, but not limited to, (i) the cost of recovering possession of the Premises; (ii) expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney , fees, and any real estate commission actually paid; ( i ii) the worth at the time of the award by the court having jurisdiction thereof of the unpaid rent earned at the time of termination of Tenant's right to possession of the Premises; (iv) the worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of Tenant's right to possession until the time of award exceeds the amount of the loss of rent for the same period that Tenant proves could be reasonably avoided;
(v) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Tenant proves could be reasonably avoided; and (vi) that portion of any leasing commission paid by Landlord applicable to the unexpired term of the Lease.

          (b) Maintain Tenant's right to possession in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Promises are located- Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     12.3 DEFAULT BY LANDLORD. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord, specifying where Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     12.4 LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other sums due thereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or deed of trust covering the Premises. Accordingly, if any installment of rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder. Any overdue rent and other payments due from Tenant under this Lease and not paid when due shall bear interest at the maximum rate per annum to which parties are permitted to agree under applicable law on that due date.

     12.5 LANDLORD'S RIGHT TO CURE DEFAULTS. All agreements, convenants, conditions and provisions to be performed or observed by Tenant under this Lease shall be at its sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money, other than rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, Landlord may, but shall not be obligated to do so, and without having or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be male or performed as provided in this Lease. All sums so paid by Landlord and all necessary incidental costs shall be deemed Additional Rent hereunder and shall be payable to Landlord on demand, together with interest thereon at the maximum rate per annum to which parties are permitted to agree under applicable law at the time of expenditure by Landlord from the date of expenditure to the date of repayment by Tenant, and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rent.

     13. CONDEMNATION. If the Premises or any portion thereof or of the Building are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than twenty-five percent (25%) of the floor area of the Premises is taken, or if so much of the common areas of the Building is taken as would render the Premises untenantable, as reasonably determined by Landlord, Tenant may, at Tenant's option, to be exercised in writing only within tan (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession), terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to

Premises, or areas not within the Building are taken. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation,-repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

     14. REAL ESTATE BROKERS. Tenant represents and warrants that it has not authorized or employed, or acted by implication to authorize or to employ, any real estate broker or salesman to act for Tenant in connection with this Lease except as otherwise noted in Schedule A. Tenant shall hold Landlord harmless from and indemnify and defend Landlord against any and all claims by any real estate broker or salesman for a commission or finder's fee as a result of Tenant's entering into this Lease.

     15. Estoppel Certificate.
         --------------------

          (a) Tenant shall at any time upon not less than ten (I ) days' prior written request from Landlord execute, acknowledge and deliver to Landlord a statement in writing in the form of Exhibit C (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (iii) certifying or acknowledging facts as to such other matters as Landlord may reasonably require. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) At Landlord's option, Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord,
(ii) that there are no uncured defaults in Landlord's performance, (iii) that not more than one month's rent has been paid in advance, and (iv) that such other matters as to which Landlord has requested information are as represented by Landlord, or such failure may be considered by Landlord as a default by Tenant under this Lease.

16. LANDLORD'S LIABILITY. The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title or a tenant's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership.

17. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

18. INTEREST ON PAST-DUE OBLIGATIONS. Except as otherwise expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall hot excuse or cure any default by Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

19. TIME OF ESSENCE. Time is of the essence.

20. SECURITY DEPOSIT. Upon execution of this Lease, Tenant shall deposit with Landlord the sum specified on Schedule A, if any as security for Tenant's faithful performance of Tenant s, if any, obligations hereunder. If Tenant fails to make any payment when due hereunder, or otherwise defaults with respect to any provisions of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of such payment in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount hereinabove stated and Tenant's failure to do so shall be a breach of this Lease. If Tenant performs all of Tenant's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned to Tenant (or at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. Upon terminatin of the original Landlord's or any successor Landlord's interest in the Premises, the original Landlord or such successor Landlord shall be relieved of further liability with respect to the security deposit, provided that the amount thereof in the hands of the original Landlord or such successor Landlord has been delivered to the new owner of the Premises. No trust relationship is created hereby between Landlord and Tenant with respect to said security deposit.

21. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements, oral or written, of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. There are no representations between Landlord and Tenant or between any real estate broker and Tenant other than those contained in this Lease. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

22. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery, nationally-recognized overnight delivery service, or by registered or certified mail, return receipt requested. if given personally such notice shall be deemed sufficiently given it delivered to any person apparently in charge or authorized to receive mail, or if given by mail, shall be deemed sufficiently given if addressed to Tenant or to Landlord, at the address noted in Schedule A or, if sent to Tenant subsequent to Tenant's taking possession of the Premises, at the Premises. Any notice shall be deemed to have been given upon the date of personal delivery or, if mailed, three (3) days after the date of mailing as provided herein. Either party may by notice to the other specify a different address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord and Tenant may from time to time hereafter designate by notice to the other party.

23 WAIVERS. No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Landlord or Tenant of the same or any other provision. Landlord's consent to, or approval of any act, shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

24. PARKINQ. Tenant shall be entitled to park in common with other tenants of Landlord and shall have the nonexclusive right to use of the number of parking places set forth on Schedule A, or any lesser number which is now or hereafter required under applicable laws or regulations affecting parking space requirements. Tenant agrees not to overburdenden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities Landlord reserves the right in its absolute discretionto determine whether parking facilities are becoming crowded and, in such event, to allocate or reallocate parking spaces among Tenant and other tenants.

25. HOLDING OVER. if Tenant, with Landlord's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month at a rental in the amount of twice the last Base Monthly Rent installment plus all other Additional Rent and charges payable hereunder during the option term, and upon all the other provisions of this Lease pertaining to the obligations of Tenant, but all options and rights; of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy. Each party shall give t hi other written notice at least one month prior to the date of termination of such monthly tenancy of its intention to terminate.

26. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

27. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

28. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of Paragraph 16, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

29. Subordination.
    -------------

     (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part, or to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust, or ground lease or the date of recording thereof.

     (b) Tenant agrees to execute any documents reasonably required to acknowledge or effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

30. ATTORNMENT. In the event of foreclosure or the exercise of the power of sale under any deed of trust made by Landlord covering the Premises (or a transfer under a deed in lieu of foreclosure), Tenant shall attorn to the purchaser upon any such foreclosure or sale (or to the grantee of such deed in lieu of foreclosure), and Tenant shall recognize such purchaser or grantee as Landlord under this Lease, provided such purchaser or grantee agrees in writing to recognize all of Tenant's rights hereunder and to perform all of Landlord's obligations hereunder from the date of the attornment.

31. LANDLORD'S ACCESS. Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times (including, in an emergency, immediate entry without notice) for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or tenants, making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable, and the erecting, use and maintenance of ut utilities, services, pipes and conduits through the Premises, as long as there is no material adverse effect upon Tenant's use of the Premises. Landlord may at any time place on or about the Premises any ordinary "For Sale" signs and Landlord may at, any time during the last ninety (90) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Landlord. Landlord shall retain a key to all locked portions of the Premises (except vaults and locked file or storage cabinets) at all times and shall have the right to unlock all doors. Tenant may not change locks upon the Premises unless Tenant furnishes Landlord with a key thereto. Tenant waives any claim or charges for damages or interference with Tenant's property or business, any loss of quiet enjoyment or other Is occasioned by Landlord's entry.

32. SIGNS. Tenant may install on the Premises signs which identify Tenant and the business Tenant conducts on the Premises, provided Tenant's signs comply with (a) applicable requirements of governmental authorities, (b) applicable recorded restrictions, and (c) Landlord's reasonable requirements, which may included limitations on the number and placement of signs. Tenant shall not install its signs without Landlord's prior written approval, which shall not be unreasonably withheld. Tenant shall maintain its signs in neat condition and repair throughout the Lease term. Tenant shall repair any damage which maintenance, alterations or renovation of its signs may cause during or at the expiration of the Lease term.

33. MERGER. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

34. NO LIGHT, AIR OR VIEW EASEMENT. Any diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Premises shall in no way affect this Lease or impose any liability on Landlord.

35. GUARANTOR; CO-TENANTS. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Tenant under this Lease. If there be more than one Tenant, the obligations herein imposed upon Tenant shall be joint and several.

36. QUIET POSSESSION. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are fully authorized and legally capable of executing this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Premises.

37. LANDLORD'S RULES AND REGULATIONS. Tenant agrees that it will abide by, keep and observe all reasonable rules and regulations which Landlord may make from time to time for the management, safety, care and cleanliness of the Building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the Building. Landlord's current Rules and Regulations, if any, are attached as Exhibit D to this Lease and Tenant shall faithfully comply with all such rules and regulations and all modifications thereof and additions thereto from time to time promulgated in writing by Landlord. The violation of any such rules and regulations by Tenant shall be deemed a material breach of this Lease. Landlord shall not be responsible to Tenant for the nonperformance of any such rules and regulations by any other tenant of the Building or another Building within the same Complex.

38. SECURITY MEASURES. Tenant hereby acknowledges that the rental payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide the same. tenant assumes all responsibility for the protection of Tenant, its agents and invitees from acts of third parties. Nothing contained herein shall prevent Landlord, at Landlord's sole option, from providing security protection for the Building or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses as set forth in Paragraph 4.3.

39. Landlord's Reservation of Rights.
    --------------------------------

     39.1 EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material breach of this Lease.

     39.2 BUILDING RIGHTS. Landlord shall have the right (i) to permit any tenant the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly granted herein; and (ii) to place such signs, notices or displays as Landlord deems appropriate upon or about the exterior of the Building.

40. AUTHORITY. If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of such entity.

41. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

42. ATTORNEYS' FEES. In the event of any action or proceeding at law or in equity between Landlord and Tenant to enforce any provision of this Lease or to protect or establish any right or remedy of either Landlord or Tenant hereunder, the unsuccessful party to such action or proceeding shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees, incurred in such action or proceeding and in any appeal in connection therewith, and if such prevailing party shall recover judgment in any such action, proceeding or appeal, such costs, expenses and attorneys' fees shall be included in and as part of such judgment.

43 EXHIBITS; The following exhibits are attached to this Lease and herein incorporated by reference: Exhibit A (Site Plan); Exhibit B (Premises); Exhibit C (Initial Improvements of Premises); Exhibit D (Rules and Regulations); Exhibit E (Rules and Regulations for Tenant Contractors); and Exhibit F (Plans and Specifications).

44. Lender Provisions.
    -----------------

     44.1 BACKGROUND. Tenant acknowledges that Landlord has agreed to sell the Premises, Building and the land on which the Building is located to The National Bank of Washington as trustee Of The National Bank of Washington MultiEmployer Trust (the "Trust") and that the Trust (as landlord) will master lease the Premises, Building and such land to Landlord (as tenant) for a period of time following the sale (the "Master Lease").

     44.2 ERISA. Tenant has received a current listing of the names of each pension plan whose interest in the Trust, together with the interests of any other pension plan maintained by the same employer or employee organization, exceeds five percent (5%) of the total of all assets in the Trust. A copy of that listing is attached as Exhibit G and is relied on by Tenant in providing the certifications appearing in this subparagraph. Tenant certifies to the Landlord and the Trust that no party-in-interest relationship exists between one or more of the pension plans identified on Exhibit G and the tenant or any person or entity so situated with respect to Tenant such that a non-exempt, prohibited transaction under ERISA or the Code will result on purchase of the Premises, Building, and the land on which the Building is located by the Trust. Neither Tenant, nor any Tenant's affiliate, are employers in relation to any one or more of the pension plans listed on Exhibit C. The terms "party-in-interest" and "employer" shall have the meaning assigned to them in Sections (14) and (5) respectively of ERISA. The term "affiliate" shall have the meaning assigned to it in Section 407(a)(7) of ERISA. ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended. The Code shall mean the Internal Revenue Code, as amended.

     44.3 MASTER LEASE. Notwithstanding anything to the contrary contained in this Lease, the Tenant and Landlord agree that (a) this Lease is subordinate to the master Lease; (b) this Lease will not terminate upon expiration or termination of the Master Lease but will automatically be converted into a direct lease between the Trust (as landlord) and the Tenant (as tenant); provided that the party executing this Lease as Landlord will remain responsible for any breach or default of Landlord occurring prior to the expiration or termination of the Master Lease; (c) on and after the expiration or termination of the master Lease, the Tenant will attorn to the Trust and render all performances required by this Lease to the Trust; and (d) Tenant agrees not to prepay base rent or other sums due under this Lease more than one month in advance; provided that Tenant may pay the last month's rent as a security deposit.

     44.4 DISCRIMINATION. The Tenant herein covenants by and for himself, his heirs, executors, administrators, and assigns, and all persons claiming under or through him that this Lease is made and accepted upon and subject to the following conditions:

     That there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status, national origin, or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the Premises, nor shall the Tenant himself, or any person claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, sublessees, subtenants, or vendees in the Premises.

45. Extension Option.
    ----------------

     (a) Landlord hereby grants to Tenant the option to extend the term of this Lease (the "Option") for one additional five-year period. Tenant shall exercise such Option by giving written notice of exercise to Landlord at least six (6) months prior to the Expiration Date; provided, however, that such Option shall not be exercisable if Tenant is then in default hereunder or if the other conditions set forth in the Lease have not been met. All of the terms and conditions of this Lease shall govern such extended term insofar at applicable, and all references in this Lease to the term hereof shall be deemed to include such extended term unless the context clearly indicates to the contrary.

     (b) The Base monthly Rent for the Option term shall be 95% of the fair market rate as of the commencement of the Option term as determined by the agreement of the parties or, if the parties are unable to agree on or before ninety (90) days rior to the expiration of the term, then by an appraisal conducted pursuant to Subparagraph (b) below. Notwithstanding the above, the Base Monthly Rent for the no event less than the Base Monthly of the original lease term. The Base into account the duration of the provide for reasonable periodic such term.

     (c) if it becomes necessary to determine the fair market rate for the Premises by appraisal, then real estate appraisers), all of whom shall be members of the American Institute of Real Estate Appraisers and each having at least two years experience appraising commercial and industrial real property located within the vicinity of the Premises, shall be appointed and shall act in accordance with the following procedures:

     (i) if Landlord and Tenant are unable to agree on the base rent for the Option term, then either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). Within ten (10) days following the Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the Notifying Party or select a second properly qualifled appraiser by giving written notice of the name, address and qualifications of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, then the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, they shall select a third appropriately qualified appraiser. If the two appraisers fail to select a third qualified appraiser within ten (10) days, then, upon application by either party, the third appraiser shall be appointed by the President (or person serving in comparable position, if there is no President) of the local Real Estate Board (or any successor entity or body of comparable standing if such Board does not then exist) or the person to whom the President may delegate that function.

     (ii) If only one appraiser is selected, then that appraiser shall notify the parties in simple letter form of its determination of the fair market rate for the Premises within thirty (30) days of his selection, which appraisal shall be conclusively determinative and binding on the parties as the fair market rent for the Premises.

     (iii) If multiple appraisers are selected, then the appraisers shall meet not later than ten (10) days following selection of the last appraiser. At such meeting, the appraisers shall attempt to determine the fair market rate for the Premises as of the commencement date of the Option period by the agreement of at least two of the appraisers.

     (iv) The appraisers' determination of the fair market rate shall be based on a building of the same age, construction, size and location as the Premises and shall take into account Tenant's obligation to pay additional rent under the terms of this Lease. in determining the fair market rate, the appraisers shall not consider any improvements, alterations, additions, fixtures or equipment installed in the Premises at Tenant's expense but shall include improvements, Alterations, additions, fixtures of equipment installed at Landlord's expense. If two or more of the appraisers agree on the fair market rate for the Premises at the ini t ial meeting, then such agreement shall be determinative and binding on the parties hereto and the agreeing appraisers shall, in simple letter from executed by the Agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement.

     (v) If multiple appraisers are selected and the agreement of at least two appraisers cannot be obtained w ithin ten (10) days after the initial meeting, then, within five (5) days after the expiration of said ten (10) day period, all appraisers shall submit to Landlord and Tenant and independent appraisal, in simple letter form, of the fair market rent for the Premises. The parties shall then determine the appraised fair market rent for the Premises by averaging the appraisals; provided, however, that (i) if the lowest appraisal is less than eighty-five percent (85%) of the middle appraisal, then such lowest appraisal shall be disregarded, and (ii) if the highest appraisal is greater than one hundred fifteen percent (115%) of the middle appraisal, then such highest appraisal shall be disregarded. If any appraisal is so disregarded, then the average shall be determined by computing the average of the appraisals that have not been disregarded.

     (vi) Nothing contained herein shall prevent Landlord and Tenant from jointly selecting a single appraiser to determine the fair market rate of the Premises, in which event the determination of such appraisal shall be conclusively deemed to be the fair market rate of the Premises for the option term in question.

     (vii) If only one appraiser is selected, then each party shall pay half of the fees and expenses of that appraiser. If three appraisers are selected, then each party shall bear the fees and expenses of the appraiser it selects, plus half of the fees and expenses of the third appraiser.

46. Options.
    -------

     46.1 OPTIONS PERSONAL. Any Options granted to Tenant in this Lease are personal to Tenant and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant, provided, however, the options may be exercised by or assigned to any Tenant Affiliate as defined in Paragraph 11.2 of this Lease.

     46.2 Effect of Default on Option.
          ---------------------------

          (a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option -to the! contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to

Paragraph 12.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (following 15 days' written notice thereof to Tenant) continuing until the obligation is paid, or (iii) at any time after an event of default described in Paragraph 12.1(a), 12.1(d), or 12.1(e) (without any necessity of Landlord to give notice of such default to Tenant).

          (b) The period of time within which an option may be exercised shall not be extended or enlarged by reason of Tenant's inability to exercise an Option because of the provisions of Subparagraph (a) above.

          (c) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of fifteen (15) days after such obligation becomes due and fails to cure same following 15 days written notice thereof from Landlord, or (ii) Tenant fails to commence to cure a default specified in Paragraph 12.1(c) within thirty
(30) days after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or (iii) Tenant commits a default described in Paragraph 12.1(a), 12.1(d), 12.1(e), or 12.1(f) (without any necessity of Landlord to give notice of such default to Tenant).

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written.

                                        LANDLORD:

                                        PACTEL PROPERTIES

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------
                                        Date:
                                             ---------------------------------


                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------
                                        Date:
                                             ---------------------------------

                                        TENANT:

                                        TELCO SYSTEMS, INC.

                                        By: John C. Kempf
                                           -----------------------------------
                                        Title: Vice President- Controller, NAC
                                              --------------------------------
                                        Date: 3 May 1990
                                             ---------------------------------

                                        By:
                                           -----------------------------------
                                        Title:
                                              --------------------------------
                                        Date:
                                             ---------------------------------

                                   EXHIBIT "A"


   [Diagram of premises on corner of Cushing Parkway and Northport Loop East]

                                    PREMISES
                                    --------

The Building and Improvements located on A.P. #525-1350-19









                                   EXHIBIT "B"

                                    EXHIBIT C
                           TENANT ESTOPPEL CERTIFICATE
                           ---------------------------

THIS IS TO CERTIFY:

     1. That the undersigned is the Tenant under that certain Lease dated ______________ and, if applicable, amended on _____________, by and between PacTel Properties, a California corporation ("Landlord"), and the undersigned ("Tenant") covering those certain premises located as shown on the exhibit of the premises made a part of the Lease (the "Premises").

     2. That said Lease is in full force and effect and, except as noted in paragraph 1 above, has not been modified, changed, altered or amended in any respect, and is the only lease or agreement between the Tenant and the Landlord affecting the Premises.

     3. To the best of Tenant's knowledge, the information set forth below is true and correct:

      (a)   Square footage of the Premises:
                                            -------------------------

      (b)   Base rent as of the Commencement of Lease:
                                $____________ per month/year

      (c)   Current base rent (if different
            than at Commencement):    $____________ per month/year

      (d)   Lease term commenced:
                                    -------------------------

      (e)   Lease termination date:
                                    -------------------------

      (f)   Rent paid to and including:
                                    -------------------------

      (g)   Security Deposit: $
                                    -------------------------

      (h)   Prepaid rent for and in amount of: $
                                                ------------------------

      (i) Amount of currently monthly estimated payment obligation with respect to Operating Expenses under paragraph 4.3(b) of the Lease:
            $
             -----------------------------------------------------------------
      (j)   Date through which Tenant has paid monthly estimated
            payments:
                     -------------------------

                                    Exhibit D
                        Initial Improvements of Premises

     1. LANDLORD'S WORK
        ---------------

          1.1 Landlord, through its general contractor, shall furnish and install within the Premises those items of general const - ruction Mandlord's Work') shown on the plans and specifications finally approved by Landlord and Tenant (the 'Final Plans and Specifications'), in compliance with all. applicable codes and regulations.

     2. COST OF LANDLORD'S WORK
        -----------------------

          2.1 As its contribution to the cost of Landlord's work, Landlord shall provide to Tenant a tenant improvement allowance of up to a maximum of $1,245,220.00 (based on $20.00 per rentable sq. ft. specified in the Lease Provisions) as its contribution to the cost of Landlord's Work. Tenant shall pay the cost of all Landlord's Work in excess of such tenant improvement allowance as provided in this Article 2.

          2.2 Prior to commencing Landlord's Work, Landlord shall submit to Tenant a written estimate of the cost of Landlord's Work, including contractor's overhead and profit and all fees. Tenant shall approve or disapprove such estimate within 15 days. If Tenant shall fail to give written approval to any such estimate within 15 days after submission thereof, such failure shall be deemed disapproval thereof, and Landlord shall not be obligated to proceed with Landlord's Work.

          2.3 Tenant shall bear the cost of Landlord's work in excess of that portion of Landlord's Work paid for by Landlord pursuant to paragraph 2.1 above, and in addition a fee for Landlord's construction administration not to exceed 15% of such excess.

          2.4 Tenant shall bear the cost of any changes requested by Tenant in Landlord's work as shown on the Final Plans and Specifications and, in addition, a fee for Landlord's construction administration in an amount not to exceed 1S% of the cost of such changes.

          2.5 Landlord's obligation to perform Landlord's Work shall not require Landlord to incur overtime costs and expenses and shall be subject to unavoidable delays due to acts of God, governmental restrictions, strikes, labor disturbances, shortages of material or supplies and any other cause or event beyond Landlord's reasonable control.

          2.6 Tenant shall promptly pay Landlord during the course of construction the cost of the work to be paid by Tenant under this Article 2, based on invoices submitted by Landlord's contractor and certified by Landlord's architect, so as to enable Landlord to pay Landlord's contractor without advancing Landlord's funds for the cost of the work to be paid by Tenant.

          2.7 it is understood and agreed by Tenant that any minor changes from any plans and specifications that may be reasonably necessary during construction of the Premises shall not affect, change or invalidate this Lease.

     3. PLANS AND SPECIFICATIONS
        ------------------------

          3.1 Landlord, through its architect and engineer, shall furnish all architectural and engineering plans and specifications ("Plans and Specifications') required for the construction of Landlord's work. Tenant at its own expense shall within 5 days of the date of Lease execution provide instructions to Landlord's architect and engineer sufficient to enable Landlord's architect and engineer to complete Plans, and Specifications.

          3.2 All Plans and Specifications are subject to Tenant's and Landlord's approval, which shall not be unreasonably withheld. Tenant shall approve all Plans and Specifications, whether preliminary or Final, within 5 days of submission to Tenant by Landlord.

          3.3 Landlord shall bear the cost of architectural and engineering services for Landlord's Work to the extent to be constructed through the expenditure of the Tenant improvement allowance specified in paragraph 2.1 above.

          3.4 Tenant shall pay the cost of architectural and engineering services for Landlord's work in excess of the Tenant improvement allowance not borne by Landlord under paragraph 3.3 above. In addition, Tenant shall pay for any revisions required by Tenant to Plans and Specifications previously approved by Tenant.

     4. TENANT'S WORK
        -------------

          4.1 Any items or work not shown in the approved Final Plans and Specifications, such as telephone service, furnishings 0 r floor coverings, for which Tenant contracts separately (hereinafter "Tenant's Work"), shall be subject to Landlord's policies and schedules and shall be conducted in such as way as not to hinder, cause any disharmony with, or delay work in the Building(s). Tenant's suppliers, contractors, workmen and mechanics shall be subject to pproval by Landlord prior to the commencement of their work :nd shall be subject to Landlord's administrative control while performing their work. If at any time any supplier, contractor, workman or mechanic performing Tenant's Work hinders or delays any other work in the Building(s) or performs any work which may or does impair the quality, integrity or performance of any portion of the Building(s), Tenant shall cause such supplier, contractor, workman or mechanic to leave the Building(s) and remove all his tools, equipment and materials immediately upon Landlord's notice delivered to Tenant. Tenant shall reimburse Landlord for any repairs or corrections of Landlord's work or of Tenant's Work or of any portion of the Building(s) caused by or resulting from the work of any supplier, contractor, workman or mechanic with whom Tenant contracts. Tenant shall bear the cost of Landlord's expenses resulting from the performance of Tenant's work, including without limitation the cost of hoisting, cleaning, security, administration and coordination by Landlord or Landlord's contractor. Tenant shall reimburse Landlord for Landlord's reasonable costs for design reviews and approvals and reviews of construction progress, and for the cost of all utilities and the services provided by Landlord to or for the Premises during the performance of Tenant's Work. Landlord shall provide access to Tenant's suppliers, contractors, workmen and mechanics so as to achieve timely completion and occupancy of the Premises.

     5. (RESERVED)

     6. COMPLETION DATE
        ---------------

          6.1 Landlord shall, when construction progress so permits, notify Tenant in advance of the approximate date on which Landlord's Work will be substantially completed and will notify Tenant when Landlord's Work is in fact substantially completed, which latter notice shall constitute delivery of possession of the Premises to Tenant. If any dispute shall arise as to whether the Premises are substantially completed and ready for Tenant's occupancy, a certificate furnish d by anlindependent a rchitect mutually agreed by Landlord :nd Tenant certifying the date of substantial completion shall be conclusive. If Landlord shall be delayed in substantially completing said work as a result of: -

               (a) Tenant's failure to furnish complete and timely instructions or approvals,

               (b) Tenant's changes to any Plans and Specifications after approval thereof,

               (c) Tenant's request for materials, finishes or installations other than Landlord's Building standard except as expressly provided in approved Plans and Specifications, or

               (d) Hindrance or disruption of the work of Landlord's contractor resulting from Tenant's Work,

then the Commencement Date under the Lease shall be advanced by the number of days of such delay.

          6.2 Failure by Tenant to meet any of the time requirements specified in this Exhibit D shall, at Landlord's option, constitute a a default under the Lease. Tenant shall not be entitled to a cure period with respect to any such default.

          6.3 Except as expressly provided in the Lease, failure of Landlord to deliver possession of the Premises within the time and in the condition provided for in the Lease will not give rise to any claim for damages by Tenant against Landlord or Landlord's contractor.

     7. PAYMENT
        -------

          7.1 Tenant shall pay to Landlord all amounts due from or payable by Tenant under the terms of this Exhibit D within 20 days following delivery of Landlord's invoice therefor, and the provisions of Section 4 of the Lease with respect to late charges and interest on late payments shall apply as to interest payable on amounts not paid within such period.

     8. TIME PERIODS
        ------------

          8.1 All time periods referred to in this Exhibit D shall be computed on a calendar basis with no allowance for holidays, weekends or other customs.

     9. BASE BUILDING DESIGN
        --------------------

          9.1 Tenant may request changes to Base Building Design (as hereinafter defined). Landlord shall have no obligation to make any such changes. If Landlord in its sole discretion shall agree to any such chance, Landlord shall prepare Plans and Spe c ifications and obtain an estimate of -the cost for approval by Tenant. Tenant shall pay in advance Landlord's estimate of any and all costs of such changes (including without limitation the costs of labor, materials, ecuipment, supervision and a management fee) subject to adjustment of costs upon completion.

                                   EXHIBIT E

                              RULE AND REGULATIONS

                           FOR TENANT'S CONTRACTOR(S)


1. Tenant's contractor will be responsible for making arrangements with Landlord as to time for the use of and equipment such as elevators and loading areas. The delivery of materials, equipment and supplies, to the building or Premises must be coordinated with Landlord at least two (2) business days prior to delivery. The building debris box is not to be used for waste produced by Tenant's contractor.

2. Tenant's contractor shall not interfere with the Landlord's contractor and sub-trades in any way and will cooperate fully with same.

3. All Tenant's contractor's waste and debris must be removed from the Premisses and Building regularly and promptly. All combustible waste and debris must be stored in a covered, fire-proof container prior to removal.

4. Tenant's contractor and sub-trades shall take all precautions to ensure the security and the site condition of the Premises and Building in which the work is being performed, including their own tools, equipment and materials, and are responsible for any damage caused by employees and sub-trades to any part of the Building or Premises.

5.   (reserved)

6.   (reserved)

7. Tenant's contractor shall remove and properly replace underfloor duct access covers as required for Tenant's trades and services. Any damage to underfloor duct access coverings shall be repaired or replaced by Tenant's contractor to the satisfaction of Landlord.

8. Tenant's contractor must provide their own fire protection equipment, have same on premises at all times and conform to any requirements of Landlord or Landlord''s contractor regarding fire protection.

9. Tenant's contractor shall carry out all work in compliance with all Federal, State, county and City Building codes and applicable Acts, Ordinances and statutes.

10. Tenant's contractor shall provide all their own protective devices and coverings, so as to protect the Building finishes provided by Landlord in the Building.

11. No attachments to or use of window frames and mirrors, ceiling systems, glass, ceiling frame or Building frame, will be permitted without the expressed written consent of Landlord.

12. All Tenant's contractors, employees and trades must be confined to the area in which work is being performed.

13. tenant or Tenant's contractor shall carry builder's risk insurance with limits of not less than the amount requested by Landlord, insurance covering loss or damage to the work during the course of construction; worker's compensation, employer's liability insurance covering all employees of contractor and subcontractor. all such policies shall name Landlord and Tenant as additional insureds. A certificate of insurance must be provided to Landlord prior to commencement of work.

14. Any construction, alteration, maintenance, repair, replacement, removal or decoration undertaken by Tenant's contractor shall be carried out in a good, workmanlike, and prompt manner, shall comply with all applicable statutes, laws, ordinances, regulations, rules, orders and requirements of the authorities having jurisdiction thereof, and shall be subject to supervision by Landlord or its employees, agents, or contractors. all constructions shall be performed in a timely manner without delays or interruptions.

15. Tenant's contractor shall not use excessive quantities of electricity or water and shall not shut off any water, electricity, sprinkler systems or other services without first obtaining Landlord's express authorization.